Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Bruce A. Hausmann, Chief Financial Officer of Interface, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 5, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 8/11/2026
/s/ Bruce A. Hausmann
Bruce A. Hausmann
Chief Financial Officer